UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2022

AMPCO-PITTSBURGH CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	1-898	25-1117717
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

726 Bell Avenue, Suite 301 Carnegie, Pennsylvania	15106
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (412) 456-4400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 par value	AP	New York Stock Exchange
Series A Warrants to purchase shares of Common Stock	AP WS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter)

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On February 10, 2022, Ampco-Pittsburgh Corporation (“Ampco Pittsburgh” or the “Corporation”) entered into a Cooperation Agreement (the “Cooperation Agreement”) with Ancora Merlin, LP, Ancora Merlin Institutional, LP, Ancora Catalyst, LP, Ancora Catalyst Institutional, LP, Ancora Alternatives LLC, Ancora Holdings Group, LLC and Frederick DiSanto (collectively, the “Ancora Parties”), pursuant to which Ampco-Pittsburgh (i) increased the size of the board of directors of the Corporation (the “Board”) to eleven directors, (ii) appointed to the Board Frederick DiSanto and Darrell L. McNair (together with Mr. DiSanto, the “Ancora Appointees”) to serve as directors of the Corporation as members of the class of directors having a term expiring at the 2023 annual meeting of the Corporation’s shareholders (the “2023 Annual Meeting”), and (iii) appointed to the Board Laurence E. Paul (Dr. Paul, collectively with the Ancora Appointees, the “New Independent Directors”) and appointed current director, William K. Lieberman, each to serve as directors of the Corporation as members of the class of directors having a term expiring at the 2022 annual meeting of the Corporation’s shareholders (the “2022 Annual Meeting”). Such appointments were effective immediately upon execution of the Cooperation Agreement.

Prior to the expiration of the Standstill Period (as defined below), the Board and all applicable committees of the Board will not increase the size of the Board above eleven directors without the prior written consent of the Ancora Parties. In the event that the Ancora Parties cease to beneficially own at least 4% of the Corporation’s then issued and outstanding common stock (the “Four Percent Threshold”), Mr. DiSanto shall resign from the Board and all applicable committees. In addition, if, during the Standstill Period, any Ancora Appointee resigns from the Board or is unable (due to death or disability) or refuses to serve on the Board, so long as the Ancora Parties at that time and at all times since the date of the Cooperation Agreement satisfy the Four Percent Threshold, then the Ancora Parties will work to identify a replacement that is reasonably acceptable to the Nominating and Governance Committee of the Board for appointment to the Board on the terms set forth in the Cooperation Agreement.

Ampco-Pittsburgh has also agreed to consider each Ancora Appointee for membership on one or more committees of the Board in the same manner as other independent members of the Board and also form a Business Improvement Advisory Committee within 120 days to support and make recommendations to the Board and support management’s review of business improvements and enhancements for the Corporation.

Pursuant to the Cooperation Agreement, the Ancora Parties have agreed to not to make director nominations to the Corporation and support the Board’s full slate of directors at the 2022 Annual Meeting of the Corporation’s shareholders.

During the Standstill Period, the Ancora Parties have agreed to vote all of their shares of common stock of the Corporation in favor of recommendations of the Board with respect to (i) the election, removal and/or replacement of directors (a “Director Proposal”), (ii) the ratification of the appointment of the Corporation’s independent registered public accounting firm and (iii) any other proposal submitted to the Corporation’s shareholders at a meeting of the Corporation’s shareholders, in each case as such recommendation of the Board is set forth in the applicable definitive proxy statement filed in respect thereof. Notwithstanding the foregoing, in the event both Institutional Shareholder Services Inc. (“ISS”) and Glass Lewis & Co., LLC (“Glass Lewis”) make a recommendation that differs from the recommendation of the Board with respect to any proposal submitted to the shareholders at any meeting of the Corporation’s shareholders (other than Director Proposals), the Ancora Parties are permitted to vote in accordance with the ISS and Glass Lewis recommendation. The Ancora Parties are also entitled to vote in their sole discretion with respect to any publicly announced proposal relating to a merger, acquisition, disposition of all or substantially all of the assets of the Company and its subsidiaries or other business combination involving the Corporation, in each case, that requires a vote of the Corporation’s shareholders.

Ampco-Pittsburgh is not required to include any Ancora Appointee (or any replacement thereof) or any of the other New Independent Directors on its slate of director nominees at any annual meeting following the 2022 Annual Meeting.

The Cooperation Agreement also includes customary standstill, non-disparagement and expense reimbursement provisions. The standstill restrictions on the Ancora Parties began on the date of the Cooperation Agreement and remain in effect until the earlier of (i) the date that is 30 days prior to the deadline for the submission of shareholder nominations for the 2023 Annual Meeting (ii) the date that is 100 days prior to the first anniversary of the 2022 Annual Meeting (such period, the “Standstill Period”).

The Cooperation Agreement will terminate upon the expiration of the last day of the Standstill Period, unless earlier terminated by mutual written agreement of Ampco-Pittsburgh and the Ancora Parties.

While any Ancora Appointee serves on the Board, such Ancora Appointee will receive compensation on the same basis as all other non-employee directors of the Corporation.

The foregoing description of the Cooperation Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Cooperation Agreement filed as Exhibit 10.1 hereto, which is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The description of the matters included under Item 1.01 is incorporated into this Item 5.02 by reference.

Item 7.01.	Regulation FD Disclosure.

On February 11, 2022, the Corporation issued a press release with respect to the Cooperation Agreement. The press release, furnished as Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

No.	Exhibit

10.1+	Cooperation Agreement, dated February 10, 2022 by and among Ampco-Pittsburgh Corporation, Ancora Holdings Group, LLC and the other entities and natural persons party thereto.

99.1	Press Release, dated February 11, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

+

Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Corporation agrees to furnish supplementally a copy of any omitted schedule or exhibit to the U.S. Securities and Exchange Commission (the “SEC”) upon request.

Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 (the “Act”) provides a safe harbor for forward-looking statements made by or on behalf of the Corporation. This press release may include, but is not limited to, statements about operating performance, trends, events that the Corporation expects or anticipates will occur in the future, statements about sales and production levels, restructurings, the impact from global pandemics (including COVID-19), profitability and anticipated expenses, future proceeds from the exercise of outstanding warrants, and cash outflows. All statements in this document other than statements of historical fact are statements that are, or could be, deemed “forward-looking statements” within the meaning of the Act and words such as “may,” “will,” “intend,” “believe,” “expect,” “anticipate,” “estimate,” “project,” “forecast” and other terms of similar meaning that indicate future events and trends are also generally intended to identify forward-looking statements. Forward-looking statements speak only as of the date on which such statements are made, are not guarantees of future performance or expectations, and involve risks and uncertainties. For the Corporation, these risks and uncertainties include, but are not limited to: cyclical demand for products and economic downturns; excess global capacity in the steel industry; fluctuations of the value of the U.S. dollar relative to other currencies; increases in commodity prices or shortages of key production materials; consequences of global pandemics (including COVID-19); changes in the existing regulatory environment; new trade restrictions and regulatory burdens associated with “Brexit”; inability of the Corporation to successfully restructure its operations; limitations in availability of capital to fund the Corporation’s operations and strategic plan; inoperability of certain equipment on which the Corporation relies; work stoppage or another industrial action on the part of any of the Corporation’s unions; liability of the Corporation’s subsidiaries for claims alleging personal injury from exposure to asbestos-containing components historically used in certain products of those subsidiaries; inability to satisfy the continued listing requirements of the New York Stock Exchange or NYSE American; failure to maintain an effective system of internal control; potential attacks on information technology infrastructure and other cyber-based business disruptions; and those discussed more fully elsewhere in this report and in documents filed with the SEC by the Corporation, particularly in Item 1A, Risk Factors, in Part I of the Corporation’s latest Annual Report on Form 10-K. The Corporation cannot guarantee any future results, levels of activity, performance or achievements. In addition, there may be events in the future that the Corporation may not be able to predict accurately or control which may cause actual results to differ materially from expectations expressed or implied by forward-looking statements. Except as required by applicable law, the Corporation assumes no obligation, and disclaims any obligation, to update forward-looking statements whether as a result of new information, events or otherwise.

Additional Information and Where to Find It

In connection with the forthcoming solicitation of proxies from shareholders in respect of the Corporation’s 2022 Annual Meeting of Shareholders, the Corporation will file with the SEC a proxy statement on Schedule 14A (the “proxy statement”), containing a form of proxy card. Details concerning the nominees for the Class of 2025 of the Board of Directors of the Corporation for election at the Corporation’s 2022 Annual Meeting of Shareholders will be included in the proxy statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS, INCLUDING THE CORPORATION’S PROXY STATEMENT AND ANY AMENDMENTS AND SUPPLEMENTS THERETO AND ACCOMPANYING PROXY CARD, FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN, OR WILL CONTAIN, IMPORTANT INFORMATION ABOUT THE CORPORATION. Shareholders may obtain free copies of the proxy statement and other relevant documents that the Corporation files with the SEC on the Corporation’s website at ampcopgh.com/investors or from the SEC’s website at www.sec.gov.

Participants in the Solicitation

Ampco-Pittsburgh, its directors and certain of its executive officers will be participants in the solicitation of proxies from shareholders in respect of the Corporation’s 2022 Annual Meeting of Shareholders. Information regarding certain of the directors and officers of Ampco-Pittsburgh is contained in its definitive proxy statement for the 2021 Annual Meeting of Shareholders which was filed with the SEC on March 26, 2021. To the extent holdings of the Corporation’s securities by directors or executive officers have changed since the amounts set forth in Ampco-Pittsburgh’s 2021 proxy statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the identity of potential participants and their respective interests, by security holdings or otherwise, will be included in Ampco-Pittsburgh’s proxy statement and other relevant documents filed with the SEC in connection with Ampco-Pittsburgh’s 2022 Annual Meeting of Shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPCO-PITTSBURGH CORPORATION

Date: February 11, 2022	By:	/s/ Michael G. McAuley
Michael G. McAuley
Senior Vice President, Chief Financial Officer and Treasurer